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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of Aspec Technology, Inc. on Form S-8 (File No. 333-61607) of our report dated January 18, 1999 appearing on page 25 of this Annual Report on Form 10-K/A.

/s/ PricewaterhouseCoopers LLP

San Jose, California
April 5, 1999